                                                                    Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT: INVESTOR RELATIONS                          MEDIA CONTACT
         Anthony Altavilla                           Glen Calder
         SUMMIT FINANCIAL                            TRANSMEDIA GROUP
         317-218-0204                                561-750-9800 X 216
         TARWC@AOL.COM                               GCALDER@TRANSMEDIAGROUP.COM

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          RELATIONSERVE MEDIA, INC. EXPECTS 2ND QUARTER NET EARNINGS OF
                             $0.02-$0.03 PER SHARE

             COMPANY TO RELEASE ITS EARNINGS THE WEEK OF AUGUST 8TH

FORT LAUDERDALE, FLA - JULY 12, 2005 - RELATIONSERVE MEDIA, INC. (OTC BULLETIN
BOARD: RSVM), a leading provider of permission-based e-mail marketing solutions, announced today that it expects to report a net profit of $0.02-$0.03 per share for its fiscal second quarter ended June 30, 2005 The Company anticipates releasing its earnings the week of August 8th. Management will host a conference call to discuss the results in conjunction with the earnings release. Details for the conference call, and the actual earnings release date will be announced the week of August 1st.

"RelationServe Media is proud to give positive earnings guidance for its first quarter as a publicly traded company," commented Mandee Heller Adler, CEO of
RelationServe Media, Inc. "The core business of the Company has been profitable from inception, and management is cognizant of the importance of sharing with the investing public the Company's progress in executing its business plan."

ABOUT RELATIONSERVE MEDIA, INC.
Headquartered in Ft. Lauderdale, Florida, RelationServe develops and executes client-tailored online and offline marketing programs. On June 13, 2005 the
Company acquired certain ongoing businesses as more fully described in the
Company's Form 8-K filed with the Securities and Exchange Commission dated June
16, 2005. The acquisition of certain businesses of the acquired entities by the
Company is based upon accounting for the transactions as a reverse merger because on a post-merger basis, the former shareholders of the acquired entities hold the largest minority voting interest in the combined entity on a voting and fully diluted basis and control the Board. As a result, the acquired entity was deemed to be the acquirer for accounting purposes. Accordingly, the quarterly net earnings discussed beginning with the period ending June 16, 2005 are those of the acquired entity prior to the acquisition, and the net earning results of the consolidated companies from the acquisition date forward. As part of its suite of marketing solutions, RelationServe owns and manages one of the industry's largest email databases with over 80 million email addresses and a total postal database of 167 million records for its client's direct marketing initiatives. RelationServe believes it has the industry's largest and most accurate database for appending and enhancing customer database records with

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information on more than 120 million consumers. In addition, RelationServe owns a collection of over 60 web-mining properties, which generate over 10 million online registration page views per month for client lead generation initiatives.
RelationServe manages over 500 clients and has 47 employees in a 20,000 square-foot, state-of-the-art facility. For more information, visit
http://www.relationserve.com.

Safe Harbor
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995: FORWARD-LOOKING STATEMENTS OFTEN ARE PROCEEDED BY WORDS SUCH AS
"BELIEVES," "EXPECTS," "MAY," "ANTICIPATES," "PLANS," "INTENDS," "ASSUMES,"
"WILL" OR SIMILAR EXPRESSIONS. FORWARD-LOOKING STATEMENTS REFLECT MANAGEMENT'S
CURRENT EXPECTATIONS, AS OF THE DATE OF THIS PRESS RELEASE, AND INVOLVE CERTAIN
RISKS AND UNCERTAINTIES. RELATIONSERVE'S ACTUAL RESULTS COULD DIFFER MATERIALLY
FROM THOSE ANTICIPATED IN THESE FORWARD LOOKING STATEMENTS AS A RESULT OF
VARIOUS FACTORS. THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS
PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" THAT INVOLVE CERTAIN RISKS AND
UNCERTAINTIES INCLUDING, BUT NOT LIMITED TO RISKS ASSOCIATED WITH THE
UNCERTAINTY OF FUTURE FINANCIAL RESULTS, ADDITIONAL FINANCING REQUIREMENTS,
DEVELOPMENT OF NEW PRODUCTS, THE EFFECTIVENESS, PROFITABILITY AND MARKETABILITY
OF SUCH PRODUCTS, THE ABILITY TO PROTECT PROPRIETARY INFORMATION, THE IMPACT OF
CURRENT, PENDING OR FUTURE LEGISLATION AND REGULATION ON THE ELECTRONIC
MARKETING INDUSTRY, THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, TECHNOLOGICAL
CHANGES, THE EFFECT OF GENERAL ECONOMIC AND BUSINESS CONDITIONS AND OTHER RISKS
AND UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND
EXCHANGE COMMISSION, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE AND
ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS,
PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING
STATEMENTS.

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